Subsequent Events	3 Months Ended
Mar. 31, 2017
Subsequent Events [Abstract]
Subsequent Events

20. SUBSEQUENT EVENTS

At the Annual General Meeting of shareholders held on April 14, 2017, the Company’s shareholders approved a dividend of €0.11 per common share. Shareholders who held common shares traded on the New York Stock Exchange on April 26, 2017, the U.S. record date, received the dividend in U.S. dollars in the amount of $0.118195 per common share, translated at the exchange rate reported by the European Central Bank on April 20, 2017. The dividend in the amount of $161 million (€150 million) was paid on May 2, 2017.

On April 14, 2017, CNH Industrial’s shareholders renewed the grant of authority to the Board of Directors to repurchase up to a maximum of 10% of CNH Industrial’s issued common shares as of the date of the AGM. The authorization, which is valid for a period of 18 months from April 14, 2017 up to and including October 13, 2018, provides for the repurchase of CNH Industrial’s common shares in accordance with applicable laws and regulations.

In April 2017, CNH Industrial Capital LLC issued $500 million in principal of notes at an annual fixed rate of 4.375% due in 2022.

On April 27, 2017, CNH Industrial announced the early redemption of all of the outstanding $636 million in principal amount of Case New Holland Industrial Inc. 7.875% Senior Notes due 2017.